Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
December 31, 2023

Table of Contents

GAAP-Basis Financial Information:
5-Year Summary of Results	2
Consolidated Results of Operations	3
Consolidated Statement of Condition	5
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	6
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis - Year-to-Date	7
Selected Average Balances by Currency - Rates Earned and Paid	8
Investment Portfolio Holdings by Asset Class	9
Investment Portfolio Non-U.S. Investments	11
Assets Under Custody and/or Administration	12
Assets Under Management	13
Industry Flow Data by Asset Class	14
Line of Business Information	15
Allowance for Credit Losses	16

Non-GAAP Financial Information:
Reconciliations of Non-GAAP Financial Information	17
Reconciliation of Pre-tax Margin Excluding Notable Items	20
Reconciliations of Constant Currency FX Impacts	21

Capital:
Reconciliations of Tangible Book Value per Share and Return on Tangible Common Equity	22
Regulatory Capital	23

This financial information should be read in conjunction with State Street's news release dated January 19, 2024.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
5-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2019	2020	2021	2022	2023
Year ended December 31:
Total fee revenue	$9,147	$9,499	$10,012	$9,606	$9,480
Net interest income	2,566	2,200	1,905	2,544	2,759
Other income	43	4	110	(2)	(294)
Total revenue	11,756	11,703	12,027	12,148	11,945
Provision for credit losses	10	88	(33)	20	46
Total expenses	9,034	8,716	8,889	8,801	9,583
Income before income tax expense	2,712	2,899	3,171	3,327	2,316
Income tax expense	470	479	478	553	372
Net income	2,242	2,420	2,693	2,774	1,944
Net income available to common shareholders	$2,009	$2,257	$2,572	$2,660	$1,821
Per common share:
Diluted earnings per common share	$5.38	$6.32	$7.19	$7.19	$5.58
Average diluted common shares outstanding (in thousands)	373,666	357,106	357,962	370,109	326,568
Cash dividends declared per common share	$1.98	$2.08	$2.18	$2.40	$2.64
Closing price per share of common stock (at year end)	79.10	72.78	93.00	77.57	77.46
Average balance sheet:
Investment securities	$91,768	$109,175	$111,730	$111,929	$105,765
Total assets	223,334	269,334	299,743	286,430	274,696
Total deposits	158,262	193,225	235,404	222,874	205,111
Ratios and other metrics:
Return on average common equity	9.4%	10.0%	10.7%	11.1%	8.2%
Pre-tax margin	23.1	24.8	26.4	27.4	19.4
Pre-tax margin, excluding notable items(1)	25.8	26.3	27.6	28.4	26.4
Net interest margin, fully taxable-equivalent basis	1.42	0.97	0.74	1.03	1.20
Common equity tier 1 ratio(2)(3)	11.7	12.3	14.3	13.6	11.6
Tier 1 capital ratio(2)(3)	14.5	14.4	16.1	15.4	13.4
Total capital ratio(2)(3)	15.6	15.3	17.5	16.8	15.2
Tier 1 leverage ratio(2)	6.9	6.4	6.1	6.0	5.5
Supplementary leverage ratio(2)	6.1	8.1	7.4	7.0	6.2
Assets under custody and/or administration (in trillions)	$34.36	$38.79	$43.68	$36.74	$41.81
Assets under management (in trillions)	3.12	3.47	4.14	3.48	4.13

(1) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end.
(3) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23	2022	2023	YTD2023 vs. YTD2022

Fee revenue:
Back office servicing fees	$1,268	$1,205	$1,126	$1,115	$1,131	$1,164	$1,138	$1,128	1.2%	(0.9)%	$4,714	$4,561	(3.2)%
Middle office services	100	92	93	88	86	95	96	84	(4.5)	(12.5)	373	361	(3.2)
Servicing fees	1,368	1,297	1,219	1,203	1,217	1,259	1,234	1,212	0.7	(1.8)	5,087	4,922	(3.2)
Management fees	520	490	472	457	457	461	479	479	4.8	—	1,939	1,876	(3.2)
Foreign exchange trading services	359	331	319	367	342	303	313	307	(16.3)	(1.9)	1,376	1,265	(8.1)
Securities finance	96	107	110	103	109	117	103	97	(5.8)	(5.8)	416	426	2.4
Front office software and data	138	126	127	159	109	162	130	179	12.6	37.7	550	580	5.5
Lending related and other fees	63	62	57	57	56	59	58	58	1.8	—	239	231	(3.3)
Software and processing fees	201	188	184	216	165	221	188	237	9.7	26.1	789	811	2.8
Other fee revenue	29	(43)	(5)	18	45	58	44	33	83.3	(25.0)	(1)	180	nm
Total fee revenue	2,573	2,370	2,299	2,364	2,335	2,419	2,361	2,365	—	0.2	9,606	9,480	(1.3)
Net interest income:
Interest income	521	704	1,101	1,762	2,027	2,232	2,328	2,593	47.2	11.4	4,088	9,180	nm
Interest expense	12	120	441	971	1,261	1,541	1,704	1,915	97.2	12.4	1,544	6,421	nm
Net interest income	509	584	660	791	766	691	624	678	(14.3)	8.7	2,544	2,759	8.5
Other income:
Gains (losses) related to investment securities, net	(1)	(1)	—	—	—	—	(294)	—	nm	nm	(2)	(294)	nm
Total other income	(1)	(1)	—	—	—	—	(294)	—	nm	nm	(2)	(294)	nm
Total revenue	3,081	2,953	2,959	3,155	3,101	3,110	2,691	3,043	(3.5)	13.1	12,148	11,945	(1.7)
Provision for credit losses	—	10	—	10	44	(18)	—	20	100.0	nm	20	46	nm
Expenses:
Compensation and employee benefits	1,232	1,046	1,042	1,108	1,292	1,123	1,082	1,247	12.5	15.2	4,428	4,744	7.1
Information systems and communications	423	392	399	416	414	405	411	473	13.7	15.1	1,630	1,703	4.5
Transaction processing services	264	240	227	240	239	235	241	242	0.8	0.4	971	957	(1.4)
Occupancy	95	96	97	106	94	103	101	128	20.8	26.7	394	426	8.1
Acquisition and restructuring costs	9	12	13	31	—	—	—	(15)	nm	nm	65	(15)	nm
Amortization of other intangible assets	61	60	58	59	60	60	60	59	—	(1.7)	238	239	0.4
Other	243	262	274	296	270	286	285	688	nm	nm	1,075	1,529	42.2
Total expenses	2,327	2,108	2,110	2,256	2,369	2,212	2,180	2,822	25.1	29.4	8,801	9,583	8.9
Income before income tax expense	754	835	849	889	688	916	511	201	(77.4)	(60.7)	3,327	2,316	(30.4)
Income tax expense	150	88	159	156	139	153	89	(9)	nm	nm	553	372	(32.7)
Net income	$604	$747	$690	$733	$549	$763	$422	$210	(71.4)	(50.2)	$2,774	$1,944	(29.9)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23	2022	2023	YTD2023 vs. YTD2022
Adjustments to net income:
Dividends on preferred stock	$(20)	$(35)	$(21)	$(36)	$(23)	$(37)	$(24)	$(38)	(5.6)%	(58.3)%	$(112)	$(122)	(8.9)%
Earnings allocated to participating securities	(1)	—	—	(1)	(1)	—	—	—	nm	nm	(2)	(1)	(50.0)
Net income available to common shareholders	$583	$712	$669	$696	$525	$726	$398	$172	(75.3)	(56.8)	$2,660	$1,821	(31.5)
Per common share:
Basic earnings	$1.59	$1.94	$1.82	$1.94	$1.54	$2.20	$1.27	0.56	(71.1)	(55.9)	$7.28	$5.65	(22.4)
Diluted earnings	1.57	1.91	1.80	1.91	1.52	2.17	1.25	0.55	(71.2)	(56.0)	7.19	5.58	(22.4)
Average common shares outstanding (in thousands):
Basic	366,542	367,375	367,789	359,200	341,106	329,383	313,147	306,198	(14.8)	(2.2)	365,214	322,337	(11.7)
Diluted	372,037	372,123	372,418	363,923	345,472	333,540	317,329	310,419	(14.7)	(2.2)	370,109	326,568	(11.8)
Cash dividends declared per common share	$0.57	$0.57	$0.63	$0.63	$0.63	$0.63	$0.69	$0.69	9.5	—	$2.40	$2.64	10.0
Closing price per share of common stock (as of quarter end)	87.12	61.65	60.81	77.57	75.69	73.18	66.96	77.46	(0.1)	15.7	77.57	77.46	(0.1)
Book value per common share	$66.05	$64.72	$64.33	$66.51	$67.69	$69.01	$70.14	$72.27	8.7	3.0	$66.51	$72.27	8.7
Tangible book value per common share(1)	42.00	41.25	41.41	42.03	42.34	42.68	43.07	44.22	5.2	2.7	42.03	44.22	5.2
Balance sheet averages:
Investment securities	$119,286	$113,929	$108,875	$105,804	$107,089	$107,550	$104,995	$103,474	(2.2)	(1.4)	$111,929	$105,765	(5.5)
Total assets	295,010	291,435	275,168	284,346	277,492	274,972	267,727	278,659	(2.0)	4.1	286,430	274,696	(4.1)
Total deposits	233,268	228,417	213,302	216,799	210,320	205,831	197,869	206,544	(4.7)	4.4	222,874	205,111	(8.0)

Ratios and other metrics:
Effective tax rate	19.9%	10.5%	18.7%	17.6%	20.2%	16.7%	17.4%	(4.4)%	(22.0)%	pts	(21.8)%	pts	16.6%	16.1%	(0.5)%	pts
Return on average common equity	9.5	12.1	11.2	11.8	9.3	13.0	7.3	3.1	(8.7)		(4.2)		11.1	8.2	(2.9)
Return on average tangible common equity(2)	14.7	17.3	17.3	17.7	14.6	18.0	16.5	13.6	(4.1)		(2.9)		17.4	13.3	(4.1)
Pre-tax margin	24.5	28.3	28.7	28.2	22.2	29.5	19.0	6.6	(21.6)		(12.4)		27.4	19.4	(8.0)
Pre-tax margin, excluding notable items(3)	24.8	28.7	29.1	30.9	22.2	29.5	27.0	27.0	(3.9)		—		28.4	26.4	(2.0)
Net interest margin, fully taxable-equivalent basis	0.80	0.94	1.11	1.29	1.31	1.19	1.12	1.16	(0.13)		0.04		1.03	1.20	0.17
Common equity tier 1 ratio(4)(5)	11.9	12.9	13.2	13.6	12.1	11.8	11.0	11.6	(2.0)		0.6		13.6	11.6	(2.0)
Tier 1 capital ratio(4)(5)	13.4	14.6	14.9	15.4	13.8	13.6	12.7	13.4	(2.0)		0.7		15.4	13.4	(2.0)
Total capital ratio(4)(5)	14.8	15.9	16.2	16.8	15.2	14.9	14.0	15.2	(1.6)		1.2		16.8	15.2	(1.6)
Tier 1 leverage ratio(4)	5.9	6.0	6.4	6.0	6.0	5.8	5.8	5.5	(0.5)		(0.3)		6.0	5.5	(0.5)
Supplementary leverage ratio(4)	6.7	6.6	7.1	7.0	6.8	6.4	6.3	6.2	(0.8)		(0.1)		7.0	6.2	(0.8)
End-of-period securities on loan(6)	$412,162	$358,972	$353,108	$362,395	$362,438	$290,515	$280,408	$293,331	(19.1)%		4.6%		$362,395	$293,331	(19.1)%
Assets under custody and/or administration (in billions)	41,724	38,180	35,688	36,743	37,635	39,589	40,017	41,810	13.8		4.5		36,743	41,810	13.8
Assets under management (in billions)	4,022	3,475	3,265	3,481	3,618	3,797	3,687	4,128	18.6		12.0		3,481	4,128	18.6

(1) Tangible book value per common share is calculated by dividing the period end tangible common equity (non-GAAP) by the total common shares outstanding at period end. Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(2) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity (non-GAAP). Refer to the Reconciliations of Tangible Book Value per Common Share and Return on Tangible Common Equity page for details.

(3) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
(4) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of December 31, 2023 are estimates.
(5) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

(6) Average securities on loan were $397,522 million, $386,734 million, $365,883 million and $355,298 million in the first, second, third and fourth quarters of 2022, respectively, and $355,150 million, $298,145 million, $283,855 million and $283,048 million in the first, second, third and fourth quarters of 2023, respectively.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of								% Change
(Dollars in millions, except per share amounts)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	4Q23 vs. 4Q22	4Q23 vs. 3Q23
Assets:
Cash and due from banks	$2,976	$3,515	$2,748	$3,970	$3,698	$3,930	$4,009	$4,047	1.9%	0.9%
Interest-bearing deposits with banks, net	104,010	91,360	99,199	101,593	87,935	86,048	76,756	87,665	(13.7)	14.2
Securities purchased under resale agreements	803	5,203	1,308	5,215	1,134	1,668	1,816	6,692	28.3	nm
Trading account assets	754	728	685	650	695	715	725	773	18.9	6.6
Investment securities:
Investment securities available-for-sale, net	74,348	45,454	40,986	40,579	42,841	43,046	41,546	44,526	9.7	7.2
Investment securities held-to-maturity, net(1)	45,203	64,261	65,232	64,700	65,027	63,510	61,956	57,117	(11.7)	(7.8)
Total investment securities	119,551	109,715	106,218	105,279	107,868	106,556	103,502	101,643	(3.5)	(1.8)
Loans	35,141	33,565	36,113	32,150	33,916	34,123	35,436	36,631	13.9	3.4
Allowance for credit losses on loans(2)	86	95	97	97	115	120	119	135	39.2	13.4
Loans, net	35,055	33,470	36,016	32,053	33,801	34,003	35,317	36,496	13.9	3.3
Premises and equipment, net(3)	2,229	2,240	2,283	2,315	2,337	2,349	2,334	2,399	3.6	2.8
Accrued interest and fees receivable	3,446	3,403	3,526	3,434	3,570	3,732	3,874	3,806	10.8	(1.8)
Goodwill	7,582	7,465	7,351	7,495	7,530	7,544	7,487	7,611	1.5	1.7
Other intangible assets	1,744	1,654	1,568	1,544	1,493	1,435	1,363	1,320	(14.5)	(3.2)
Other assets	44,200	41,470	42,666	37,902	40,755	46,581	47,232	44,806	18.2	(5.1)
Total assets	$322,350	$300,223	$303,568	$301,450	$290,816	$294,561	$284,415	$297,258	(1.4)	4.5
Liabilities:
Deposits:
Non-interest-bearing	$61,797	$55,062	$55,894	$46,755	$45,856	$36,455	$35,824	$32,569	(30.3)	(9.1)
Interest-bearing - U.S.	104,962	107,262	105,021	111,384	108,623	122,676	118,561	121,738	9.3	2.7
Interest-bearing - Non-U.S.	84,284	79,589	77,321	77,325	69,152	63,185	58,616	66,663	(13.8)	13.7
Total deposits(4)	251,043	241,913	238,236	235,464	223,631	222,316	213,001	220,970	(6.2)	3.7
Securities sold under repurchase agreements	4,277	951	4,250	1,177	3,695	4,294	3,097	1,867	58.6	(39.7)
Federal funds purchased	—	—	—	—	—	—	—	1,000	nm	nm
Other short-term borrowings	18	73	109	2,097	8	53	8	2,660	26.8	nm
Accrued expenses and other liabilities	26,866	17,989	21,326	22,525	22,427	26,516	26,124	28,123	24.9	7.7
Long-term debt	13,922	13,530	13,999	14,996	16,305	17,178	18,564	18,839	25.6	1.5
Total liabilities	296,126	274,456	277,920	276,259	266,066	270,357	260,794	273,459	(1.0)	4.9
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	742	742	—	—
Series F, 2,500 shares issued and outstanding	247	247	247	247	247	247	247	247	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	494	494	494	—	—
Common stock, $1 par, 750,000,000 shares authorized(5)(6)	504	504	504	504	504	504	504	504	—	—
Surplus	10,762	10,757	10,760	10,730	10,724	10,729	10,735	10,741	0.1	0.1
Retained earnings	25,612	26,115	26,552	27,028	27,342	27,808	27,993	27,957	3.4	(0.1)
Accumulated other comprehensive income (loss)	(2,698)	(3,687)	(4,268)	(3,711)	(3,272)	(3,258)	(3,045)	(2,354)	36.6	22.7
Treasury stock, at cost(7)	(9,932)	(9,898)	(9,876)	(11,336)	(12,524)	(13,555)	(14,542)	(15,025)	(32.5)	(3.3)
Total shareholders' equity	26,224	25,767	25,648	25,191	24,750	24,204	23,621	23,799	(5.5)	0.8
Total liabilities and equity	$322,350	$300,223	$303,568	$301,450	$290,816	$294,561	$284,415	$297,258	(1.4)	4.5

(1) Fair value of investment securities held-to-maturity	$42,834	$60,103	$58,320	$57,913	$59,139	$56,863	$54,121	$51,503
(2) Total allowance for credit losses including off-balance sheet commitments	107	114	114	121	162	136	134	150
(3) Accumulated depreciation for premises and equipment	5,530	5,652	5,772	5,745	5,918	6,035	6,148	6,062
(4) Average total deposits	233,268	228,417	213,302	216,799	210,320	205,831	197,869	206,544
(5) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Total common shares outstanding	367,114,788	367,619,353	367,967,505	349,024,167	336,461,072	322,101,110	308,583,511	301,944,043
(7) Treasury stock shares	136,764,854	136,260,289	135,912,137	154,855,475	167,418,570	181,778,532	195,296,131	201,935,599
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters																% Change
	1Q22		2Q22		3Q22		4Q22		1Q23		2Q23		3Q23		4Q23		4Q23 vs. 4Q22	4Q23 vs. 3Q23
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks, net	$76,741	0.05%	$76,531	0.36%	$68,918	1.16%	$83,809	2.66%	$77,220	3.37%	$69,079	4.05%	$62,514	4.40%	$70,873	4.69%	(15.4)%	13.4%
Securities purchased under resale agreements(2)	3,150	1.31	2,022	7.47	1,470	15.55	1,843	17.72	1,643	18.94	1,634	19.82	1,639	15.75	2,138	16.56	16.0	30.4
Trading account assets	761	—	746	0.01	701	—	677	—	667	—	704	—	728	—	745	—	10.0	2.3
Investment securities:
Investment securities available-for-sale, net	75,226	0.83	54,767	0.91	43,956	1.62	40,980	2.67	42,101	3.31	43,409	3.76	42,341	4.39	43,537	4.84	6.2	2.8
Investment securities held-to-maturity, net	44,060	1.56	59,162	1.55	64,919	1.67	64,824	1.89	64,988	1.97	64,141	1.99	62,654	2.00	59,937	2.05	(7.5)	(4.3)
Total investment securities	119,286	1.10	113,929	1.24	108,875	1.65	105,804	2.19	107,089	2.50	107,550	2.71	104,995	2.97	103,474	3.23	(2.2)	(1.4)
Loans(3)	34,407	2.03	35,826	2.23	35,069	2.90	35,159	3.90	33,517	4.80	34,235	5.18	34,525	5.65	36,887	5.72	4.9	6.8
Other interest-earning assets	23,767	0.08	22,199	0.83	20,877	2.63	16,635	4.63	17,393	5.71	18,783	6.09	18,089	6.60	18,117	6.59	8.9	0.2
Total interest-earning assets	258,112	0.82	251,253	1.13	235,910	1.86	243,927	2.87	237,529	3.46	231,985	3.86	222,490	4.16	232,234	4.43	(4.8)	4.4
Cash and due from banks	4,018		3,829		3,461		3,311		3,639		3,893		3,742		4,418		33.4	18.1
Other non-interest-earning assets	32,880		36,353		35,797		37,108		36,324		39,094		41,495		42,007		13.2	1.2
Total assets	$295,010		$291,435		$275,168		$284,346		$277,492		$274,972		$267,727		$278,659		(2.0)	4.1
Liabilities:
Interest-bearing deposits:
U.S.	$100,073	0.02%	$97,273	0.26%	$94,636	1.09%	$101,056	2.20%	$105,261	3.00%	$109,015	3.48%	$110,343	3.83%	$116,077	4.06%	14.9	5.2
Non-U.S.(4)	83,556	(0.32)	80,055	(0.20)	72,202	0.22	71,736	0.82	66,356	1.07	64,838	1.54	58,808	1.80	60,856	2.11	(15.2)	3.5
Total interest-bearing deposits(4)	183,629	(0.14)	177,328	0.05	166,838	0.71	172,792	1.62	171,617	2.25	173,853	2.75	169,151	3.13	176,933	3.39	2.4	4.6
Securities sold under repurchase agreements	2,279	(0.02)	4,486	0.26	3,814	0.23	3,933	0.93	4,409	0.84	4,266	1.25	3,908	0.61	3,048	0.70	(22.5)	(22.0)
Federal funds purchased	—	—	7	0.70	—	—	—	—	119	4.70	—	—	—	—	142	4.92	nm	nm
Short-term borrowings	872	—	673	0.73	430	0.01	2,756	3.54	1,159	3.72	1,965	4.11	324	2.68	1,042	2.81	(62.2)	nm
Long-term debt	14,265	1.82	13,702	2.12	13,958	2.78	14,601	3.87	15,865	4.64	16,735	5.00	18,117	5.33	18,663	5.43	27.8	3.0
Other interest-bearing liabilities	2,881	1.50	2,518	3.31	2,536	6.43	2,967	11.84	3,078	13.49	3,595	11.74	4,267	11.37	4,606	11.66	55.2	7.9
Total interest-bearing liabilities	203,926	0.02	198,714	0.24	187,576	0.93	197,049	1.95	196,247	2.61	200,414	3.09	195,767	3.45	204,434	3.72	3.7	4.4
Non-interest-bearing deposits(5)	49,639		51,089		46,464		44,007		38,703		31,978		28,718		29,611		(32.7)	3.1
Other non-interest-bearing liabilities	14,678		15,969		15,453		17,835		17,691		18,195		19,516		20,855		16.9	6.9
Preferred shareholders' equity	1,976		1,976		1,976		1,976		1,976		1,976		1,976		1,976		—	—
Common shareholders' equity	24,791		23,687		23,699		23,479		22,875		22,409		21,750		21,783		(7.2)	0.2
Total liabilities and shareholders' equity	$295,010		$291,435		$275,168		$284,346		$277,492		$274,972		$267,727		$278,659		(2.0)	4.1

Total deposits	$233,268		$228,417		$213,302		$216,799		$210,320		$205,831		$197,869		$206,544		(4.7)	4.4

Excess of rate earned over rate paid		0.80%		0.89%		0.92%		0.91%		0.86%		0.77%		0.70%		0.71%
Net interest margin		0.80%		0.94%		1.11%		1.29%		1.31%		1.19%		1.12%		1.16%
Net interest income, fully taxable-equivalent basis		$512		$587		$662		$793		$768		$691		$626		$679
Tax-equivalent adjustment		(3)		(3)		(2)		(2)		(2)		—		(2)		(1)
Net interest income, GAAP-basis(4)		$509		$584		$660		$791		$766		$691		$624		$678

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $55 billion, $71 billion, $73 billion and $85 billion in the first, second, third and fourth quarters of 2022, respectively, and approximately $117 billion, $140 billion, $138 billion and $167 billion in the first, second, third and fourth quarters of 2023, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.07%, 0.21%, 0.31% and 0.38% in the first, second, third and fourth quarters of 2022, respectively, and approximately 0.26%, 0.23%, 0.19% and 0.21% in the first, second, third and fourth quarters of 2023, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses were approximately $34,320 million, $35,741 million, $34,974 million and $35,063 million in the first, second, third and fourth quarters of 2022 and approximately $33,422 million, $34,124 million, $34,407 million and $36,771 million in the first, second, third and fourth quarters of 2023, respectively.

(4) Average rates includes the impact of FX swap expense of approximately ($13) million, ($3) million, $16 million and $20 million in the first, second, third and fourth quarters of 2022, respectively, and approximately ($5) million, $22 million, $24 million and $13 million in the first, second, third and fourth quarters of 2023, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately (0.11)%, 0.06%, 0.68% and 1.58% in the first, second, third and fourth quarters of 2022, respectively, and approximately 2.26%, 2.70%, 3.07% and 3.36% in the first, second, third and fourth quarters of 2023, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2022 and 2023, adjusted for applicable state income taxes, net of related federal benefit.
	Year-to-Date				% Change
	2022		2023		YTD2023 vs YTD2022
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance
Assets:
Interest-bearing deposits with banks, net	$76,498	1.10%	$69,883	4.11%	(8.6)%
Securities purchased under resale agreements(2)	2,116	8.88	1,764	17.67	(16.6)
Trading account assets	721	0.01	711	—	(1.4)
Investment securities:
Investment securities available-for-sale, net	53,613	1.37	42,850	4.08	(20.1)
Investment securities held-to-maturity, net	58,316	1.68	62,915	2.01	7.9
Total investment securities	111,929	1.53	105,765	2.85	(5.5)
Loans(3)	35,117	2.77	34,800	5.35	(0.9)
Other interest-earning assets	20,850	1.84	18,098	6.25	(13.2)
Total interest-earning assets	247,231	1.66	231,021	3.98	(6.6)
Cash and due from banks	3,652		3,925		7.5
Other non-interest-earning assets	35,547		39,750		11.8
Total assets	$286,430		$274,696		(4.1)
Liabilities:
Interest-bearing deposits:
U.S.	$98,252	0.90	$110,204	3.61	12.2
Non-U.S.(4)	76,842	0.10	62,689	1.62	(18.4)
Total interest-bearing deposits(4)	175,094	0.55	172,893	2.89	(1.3)
Securities sold under repurchase agreements	3,633	0.39	3,904	0.87	7.5
Federal funds purchased	—	—	65	4.82	nm
Short-term borrowings	1,188	2.18	1,120	3.60	(5.7)
Long-term debt	14,132	2.66	17,355	5.12	22.8
Other interest-bearing liabilities	2,725	5.91	3,891	11.96	42.8
Total interest-bearing liabilities	196,772	0.78	199,228	3.22	1.2
Non-interest-bearing deposits(5)	47,780		32,218		(32.6)
Other non-interest-bearing liabilities	15,992		19,073		19.3
Preferred shareholders' equity	1,976		1,976		—
Common shareholders' equity	23,910		22,201		(7.1)
Total liabilities and shareholders' equity	$286,430		$274,696		(4.1)

Total deposits	$222,874		$205,111		(8.0)

Excess of rate earned over rate paid		0.87%		0.75%
Net interest margin		1.03%		1.20%
Net interest income, fully taxable-equivalent basis		$2,554		$2,764
Tax-equivalent adjustment		(10)		(5)
Net interest income, GAAP-basis(4)		$2,544		$2,759

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $71 billion and $140 billion as of December 31, 2022 and 2023, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.26% and 0.22% for the years ended December 31, 2022 and 2023, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses as of December 31, 2022 and 2023 was approximately $35,026 million and $34,689 million, respectively.
(4) Average rates include the impact of FX swap cost of approximately $20 million and $54 million for the year ended December 31, 2022 and 2023, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap cost were 0.54% and 2.86% for the years ended December 31, 2022 and 2023, respectively.

(5) Average non-interest-bearing deposits are primarily composed of deposit balances denominated in U.S. dollars.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
SELECTED AVERAGE BALANCES BY CURRENCY - RATES EARNED AND PAID(1)

	4Q23
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$34,767	5.55%	$19,626	4.05%	$6,171	5.12%	$10,309	2.74%	$70,873	4.69%
Total investment securities	83,798	3.27	8,694	2.31	4,245	3.20	6,737	3.81	103,474	3.23
Loans	29,834	5.67	5,197	5.82	1,223	6.95	633	4.80	36,887	5.72
Total other interest-earning assets(2)	18,356	7.95	201	4.22	54	5.62	2,389	3.23	21,000	7.37
Total interest-earning assets	$166,755	4.68	$33,718	3.87	$11,693	4.61	$20,068	3.21	$232,234	4.43

Total interest-bearing deposits(3)(4)	$113,890	4.32	$31,306	2.07	$11,010	1.59	$20,727	1.19	$176,933	3.39

Central Bank Rate(5)		5.50		4.00		5.25

	3Q23
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$28,645	5.34%	$17,752	3.79%	$5,805	5.14%	$10,312	2.41%	$62,514	4.40%
Total investment securities	84,506	3.10	8,815	1.81	4,773	2.80	6,901	2.90	104,995	2.97
Loans	27,770	5.67	5,139	5.28	1,061	7.00	555	5.86	34,525	5.65
Total other interest-earning assets(2)	18,226	7.57	162	3.47	56	5.69	2,012	3.14	20,456	7.10
Total interest-earning assets	$159,147	4.45	$31,868	3.48	$11,695	4.35	$19,780	2.75	$222,490	4.16

Total interest-bearing deposits(3)(4)	$107,999	4.07	$29,215	1.67	$11,385	1.29	$20,552	1.22	$169,151	3.13

Central Bank Rate(5)		5.43		3.73		5.16

	4Q22
	USD		EUR		GBP		Other		Total
(Dollars in millions, except where otherwise noted)	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates	Average Balance	Average Rates

Interest-bearing deposits with banks	$35,603	3.88%	$27,282	1.31%	$10,049	2.70%	$10,875	2.02%	$83,809	2.66%
Total investment securities	87,006	2.37	7,639	0.63	3,472	1.37	7,687	2.14	105,804	2.19
Loans	28,281	4.07	4,651	2.83	1,378	3.62	849	4.40	35,159	3.90
Total other interest-earning assets(2)	17,088	6.22	541	(1.74)	114	4.02	1,412	2.74	19,155	5.72
Total interest-earning assets	$167,978	3.36	$40,113	1.31	$15,013	2.48	$20,823	2.20	$243,927	2.87

Total interest-bearing deposits(3)(4)	$100,189	2.39	$34,254	0.43	$15,411	0.44	$22,938	0.85	$172,792	1.62

Central Bank Rate(5)		3.84		1.38		2.82

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Average total other interest-earning assets include securities purchased under resale agreements, trading account assets and other interest-earning assets. Refer to average statement of condition - rates earned and paid - full taxable-equivalent basis for details.

(3) Average rates for interest-bearing deposit balances denominated in U.S. dollars include both client and wholesale deposits.
(4) FX swap costs for interest-bearing deposits are included in other currencies.
(5) Central Bank Rate represents the quarterly average Federal Funds Target Rate for USD, European Central Bank Deposit Facility Rate for EUR, and the Bank of England's Bank Rate for GBP.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q22		2Q22		3Q22		4Q22		1Q23		2Q23		3Q23		4Q23
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$42.9	0.72%	$30.3	0.73%	$23.5	1.33%	$21.9	2.16%	$23.1	2.74%	$24.0	3.20%	$23.2	3.82%	$23.1	4.25%
Asset-backed securities	6.7	0.79	6.7	1.22	6.2	2.21	5.9	3.68	5.9	4.43	5.8	5.06	5.9	5.63	6.6	5.67
Student loans	0.2	1.43	0.2	2.25	0.1	3.62	0.1	5.39	0.1	7.04	0.1	6.46	0.1	6.82	0.1	6.87
Credit cards	0.1	0.93	0.1	1.57	0.1	3.03	0.1	4.58	0.1	5.40	0.1	5.78	0.1	6.26	0.1	6.35
Auto & equipment	1.0	(0.01)	0.9	0.16	0.7	0.56	0.7	1.82	0.6	2.74	0.4	3.41	0.6	4.06	0.8	4.22
Non-U.S. residential mortgage backed securities	2.1	0.78	2.1	1.08	1.9	2.16	1.7	3.35	1.6	4.00	1.6	4.45	1.5	5.10	1.7	5.07
Collateralized loan obligation	3.2	1.06	3.2	1.59	3.1	2.63	3.1	4.23	3.2	4.91	3.3	5.60	3.4	6.18	3.6	6.30
Other	0.1	(0.37)	0.2	0.37	0.3	0.87	0.2	2.25	0.3	3.36	0.4	4.12	0.2	3.91	0.3	4.78
Mortgage-backed securities	9.8	1.62	3.4	1.22	1.9	1.71	1.8	3.17	2.2	3.72	2.9	4.53	3.7	4.88	4.7	5.52
Agency MBS	9.8	1.62	3.4	1.22	1.9	1.71	1.8	3.17	2.2	3.72	2.9	4.53	3.7	4.88	4.7	5.52
CMBS	9.2	0.40	8.9	0.59	8.2	1.72	7.5	3.24	6.9	4.60	6.6	5.26	6.1	5.73	5.9	5.88
Corporate bonds	3.9	1.02	2.8	1.32	2.1	1.53	2.1	1.87	2.3	2.39	2.4	2.65	2.2	3.05	2.5	4.18
Covered bonds	0.1	0.58	0.1	0.64	—	0.64	—	0.66	—	0.65	—	0.69	—	0.66	—	0.65
Municipal bonds	0.6	2.72	0.6	2.87	0.6	2.83	0.9	3.43	0.5	2.91	0.6	0.89	0.5	3.29	0.4	3.41
Clipper tax-exempt bonds	0.5	4.07	0.4	4.41	0.4	4.25	0.3	4.36	0.3	4.40	0.2	4.67	0.2	4.45	0.1	4.45
Other	1.6	0.86	1.5	0.98	1.1	1.17	0.6	2.55	0.9	2.83	0.9	1.79	0.5	3.93	0.2	10.19
Total available-for-sale portfolio	$75.3	0.83	$54.7	0.91	$44.0	1.62	$41.0	2.67	$42.1	3.31	$43.4	3.76	$42.3	4.39	$43.5	4.84

	1Q22		2Q22		3Q22		4Q22		1Q23		2Q23		3Q23		4Q23
(Dollars in billions, except where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$3.5	1.24%	$13.7	0.72%	$18.0	0.80%	$18.0	0.84%	$18.8	0.88%	$18.9	0.88%	$18.5	0.87%	$16.9	0.92%
Asset-backed securities	4.9	1.05	4.5	1.67	4.3	3.04	4.1	4.48	3.8	5.37	3.7	5.73	3.5	6.02	3.4	6.19
Student loans	4.9	1.05	4.5	1.67	4.3	3.04	4.1	4.48	3.8	5.37	3.7	5.73	3.5	6.02	3.4	6.19
Mortgage-backed securities	30.6	1.67	35.9	1.84	37.4	1.90	37.6	2.12	37.1	2.23	36.3	2.22	35.4	2.21	34.4	2.22
Agency MBS	30.6	1.66	35.8	1.84	37.4	1.90	37.6	2.12	37.1	2.23	36.3	2.21	35.4	2.20	34.4	2.22
Non-agency MBS	—	12.22	0.1	4.45	—	13.21	—	14.43	—	16.04	—	18.87	—	20.90	—	(12.34)
CMBS	5.0	1.53	5.1	1.71	5.2	1.80	5.1	1.87	5.3	1.93	5.2	1.94	5.3	1.94	5.2	1.93
Total held-for-maturity portfolio	$44.0	1.56	$59.2	1.55	$64.9	1.67	$64.8	1.89	$65.0	1.97	$64.1	1.99	$62.7	2.00	$59.9	2.05

Total investment securities	$119.3	1.10	$113.9	1.24	$108.9	1.65	$105.8	2.19	$107.1	2.50	$107.5	2.71	$105.0	2.97	$103.4	3.23

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	35%	39%	21%	3%	1%	1%	—%	$23.4	52.6%	$(185)	89% / 11%
Asset-backed securities	—	91	9	—	—	—	—	6.7	15.1	(17)	0% / 100%
Student loans	—	14	86	—	—	—	—	0.1	1.5	1
Credit cards	—	100	—	—	—	—	—	0.1	1.5	—
Auto & equipment	—	67	33	—	—	—	—	0.8	11.9	—
Non-U.S. residential mortgage backed securities	—	94	5	—	—	1	—	1.9	28.4	(4)
Collateralized loan obligation	—	100	—	—	—	—	—	3.5	52.2	(14)
Other	—	57	43	—	—	—	—	0.3	4.5	—
Mortgage-backed securities	100	—	—	—	—	—	—	5.2	11.7	(33)	99% / 1%
Agency MBS	100	—	—	—	—	—	—	5.2	100.0	(33)
CMBS	96	4	—	—	—	—	—	5.8	13.0	(85)	4% / 96%
Corporate bonds	—	—	19	61	20	—	—	2.7	6.1	15	86% / 14%
Covered bonds	—	100	—	—	—	—	—	—	—	(1)	100% / 0%
Municipal bonds	—	46	54	—	—	—	—	0.2	0.4	—	100% / 0%
Clipper tax-exempt bonds	—	2	84	14	—	—	—	0.1	0.2	(1)	0% / 100%
Other	—	1	56	43	—	—	—	0.4	0.9	(20)	95% / 5%
Total available-for-sale portfolio	43%	35%	14%	6%	1%	1%	—%	$44.5	100.0%	$(327)	65% / 35%

Fair Value	$19.1	$15.6	$6.4	$2.5	$0.6	$0.3	$—

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	60%	16%	18%	—%	6%	—%	—%	$14.3	25.0%	$(309)	100% / 0%
Asset-backed securities	—	26	72	—	—	2	—	3.3	5.8	(59)	5% / 95%
Student loans	—	26	72	—	—	2	—	3.3	100.0	(59)
Mortgage-backed securities	100	—	—	—	—	—	—	34.3	60.1	(4,552)	100% / 0%
Agency MBS	100	—	—	—	—	—	—	34.3	100.0	(4,570)
Non-agency MBS	—	8	2	15	24	3	48	—	—	18
CMBS	100	—	—	—	—	—	—	5.2	9.1	(695)	97% / 3%
Total held-for-maturity portfolio	84%	6%	9%	—%	1%	—%	—%	$57.1	100.0%	$(5,615)	94% / 6%

Amortized Cost	$48.0	$3.3	$4.9	$—	$0.8	$0.1	$—

Total Investment Securities(3)								$101.6			81% / 19%

(1) At December 31, 2023, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $236 million, after-tax unrealized loss on securities held-to-maturity of $4,055 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $519 million.

(2) At December 31, 2023, fixed-to-floating rate securities, which excludes the impact of hedges, had a book value of approximately $30 million or 0.03% of the total portfolio.
(3) State Street has a highly liquid balance sheet, with more than half of total assets deemed HQLA. Based upon fair value as of December 31, 2023, approximately 86% of our investment portfolio was held in HQLA.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Other
Available-for-sale:
Canada	$4.0	AA	$3.3	$—	$—	$0.4	$0.3
United Kingdom	2.1	AA	1.2	0.6	0.1	0.2	—
Australia	1.8	AAA	0.5	0.8	0.1	0.4	—
Germany	1.4	AA	0.9	—	0.4	0.1	—
France	1.4	AA	0.2	—	0.9	0.3	—
Japan	0.8	A	0.7	—	—	0.1	—
Netherlands	0.7	AA	—	0.4	0.2	0.1	—
Italy	0.4	AA	0.1	0.1	0.2	—	—
Austria	0.3	AA	0.3	—	—	—	—
Sweden	0.3	A	—	—	—	0.3	—
Brazil	0.3	BB	0.3	—	—	—	—
Singapore	0.2	AAA	0.2	—	—	—	—
Spain	0.2	AA	0.1	—	0.1	—	—
Republic of Korea	0.2	AA	0.2	—	—	—	—
Other	7.7	AAA	7.1	—	0.1	0.5	—
Total Non-U.S. Investments(3)	$21.8		$15.1	$1.9	$2.1	$2.4	$0.3
U.S. Investments	22.7
Total available-for-sale	$44.5
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Other
Held-to-maturity:
Spain	$0.8	BBB	$0.8	$—	$—	$—	$—
Belgium	0.5	AA	0.5	—	—	—	—
France	0.5	AA	0.5	—	—	—	—
Ireland	0.4	AA	0.4	—	—	—	—
Netherlands	0.2	AAA	0.2	—	—	—	—
Austria	0.2	AA	0.2	—	—	—	—
Germany	0.2	AA	0.2	—	—	—	—
Finland	0.1	AA	0.1	—	—	—	—
Canada	0.1	AA	0.1	—	—	—	—
Other	2.7	AAA	2.7	—	—	—	—
Total Non-U.S. Investments(3)	$5.7		$5.7	$—	$—	$—	$—
U.S. Investments	51.4
Total held-for-maturity	$57.1

Total Investment Portfolio	$101.6

(1) Sovereign debt is reflected in the government / agency column.
(2) As of December 31, 2023, other non-U.S. investments include supranational bonds of $6.8 billion in AFS securities and $2.7 billion in HTM securities.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters								% Change
(Dollars in billions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23
Assets Under Custody and/or Administration(1)
By Product Classification:
Collective funds, including ETFs	$15,140	$13,609	$11,649	$12,261	$12,748	$13,210	$13,145	$14,070	14.8%	7.0%
Mutual funds	10,825	9,642	9,289	9,610	10,077	10,438	10,313	11,009	14.6	6.7
Pension products	8,191	7,764	7,669	7,734	7,871	8,037	8,255	8,352	8.0	1.2
Insurance and other products	7,568	7,165	7,081	7,138	6,939	7,904	8,304	8,379	17.4	0.9
Total Assets Under Custody and/or Administration	$41,724	$38,180	$35,688	$36,743	$37,635	$39,589	$40,017	$41,810	13.8	4.5
By Asset Class:
Equities	$25,249	$21,953	$19,889	$20,575	$20,966	$22,454	$22,971	$24,317	18.2	5.9
Fixed-income	11,303	10,716	10,150	10,318	10,645	10,812	10,688	11,043	7.0	3.3
Short-term and other investments	5,172	5,511	5,649	5,850	6,024	6,323	6,358	6,450	10.3	1.4
Total Assets Under Custody and/or Administration	$41,724	$38,180	$35,688	$36,743	$37,635	$39,589	$40,017	$41,810	13.8	4.5
By Geographic Location(2):
Americas	$31,027	$28,207	$26,051	$26,981	$27,599	$28,220	$28,237	$29,951	11.0	6.1
Europe/Middle East/Africa	8,103	7,498	6,990	7,136	7,396	8,658	8,987	8,913	24.9	(0.8)
Asia/Pacific	2,594	2,475	2,647	2,626	2,640	2,711	2,793	2,946	12.2	5.5
Total Assets Under Custody and/or Administration	$41,724	$38,180	$35,688	$36,743	$37,635	$39,589	$40,017	$41,810	13.8	4.5
Assets Under Custody(3)
By Product Classification:
Collective funds, including ETFs	$13,107	$11,669	$9,932	$10,464	$10,935	$11,331	$11,250	$12,101	15.6	7.6
Mutual funds	8,833	7,869	7,594	7,811	8,157	8,447	8,364	8,905	14.0	6.5
Pension products	6,576	6,215	6,204	6,247	6,355	6,485	6,679	6,825	9.3	2.2
Insurance and other products	2,931	2,856	2,748	2,714	2,706	2,778	2,820	2,784	2.6	(1.3)
Total Assets Under Custody	$31,447	$28,609	$26,478	$27,236	$28,153	$29,041	$29,113	$30,615	12.4	5.2
By Geographic Location(2):
Americas	$23,655	$21,389	$19,581	$20,246	$21,019	$21,708	$21,578	$22,904	13.1	6.1
Europe/Middle East/Africa	5,786	5,309	4,818	4,931	5,039	5,153	5,273	5,302	7.5	0.5
Asia-Pacific	2,006	1,911	2,079	2,059	2,095	2,180	2,262	2,409	17.0	6.5
Total Assets Under Custody	$31,447	$28,609	$26,478	$27,236	$28,153	$29,041	$29,113	$30,615	12.4	5.2

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(3) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters								% Change
(Dollars in billions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$67	$62	$53	$54	$60	$59	$53	$47	(13.0)%	(11.3)%
Passive	2,463	2,024	1,890	2,074	2,153	2,288	2,161	2,466	18.9	14.1
Total Equity	2,530	2,086	1,943	2,128	2,213	2,347	2,214	2,513	18.1	13.5
Fixed-Income:
Active	98	89	79	83	85	84	80	71	(14.5)	(11.3)
Passive	503	461	439	471	490	505	506	538	14.2	6.3
Total Fixed-Income	601	550	518	554	575	589	586	609	9.9	3.9
Cash(1)	393	403	410	376	375	390	434	467	24.2	7.6
Multi-Asset-Class Solutions:
Active	33	29	25	28	28	25	20	21	(25.0)	5.0
Passive	196	173	167	181	203	220	222	289	59.7	30.2
Total Multi-Asset-Class Solutions	229	202	192	209	231	245	242	310	48.3	28.1
Alternative Investments(2):
Active	51	42	35	35	35	38	21	11	(68.6)	(47.6)
Passive	218	192	167	179	189	188	190	218	21.8	14.7
Total Alternative Investments	269	234	202	214	224	226	211	229	7.0	8.5
Total Assets Under Management	$4,022	$3,475	$3,265	$3,481	$3,618	$3,797	$3,687	$4,128	18.6	12.0
By Geographic Location:
North America	$2,878	$2,525	$2,396	$2,544	$2,648	$2,785	$2,702	$3,029	19.1	12.1
Europe/Middle East/Africa	593	521	474	511	521	553	534	602	17.8	12.7
Asia-Pacific	551	429	395	426	449	459	451	497	16.7	10.2
Total Assets Under Management	$4,022	$3,475	$3,265	$3,481	$3,618	$3,797	$3,687	$4,128	18.6	12.0

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)	$84	$77	$63	$67	$73	$70	$66	$73	9.0%	10.6%
Equity	940	791	734	817	841	919	886	1,038	27.1	17.2
Fixed-Income	134	130	121	134	141	142	142	156	16.4	9.9
Multi-Asset	1	1	1	1	1	1	1	1	—	—
Total Exchange-Traded Funds	$1,159	$999	$919	$1,019	$1,056	$1,132	$1,095	$1,268	24.4	15.8

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23
North America - (US Domiciled) Morningstar Direct Market Data(1)(2)
Long Term Funds(3)	$(66.7)	$(277.9)	$(193.0)	$(352.6)	$(57.5)	$(113.4)	$(111.4)	$(207.5)
Money Market	(143.4)	(35.1)	(26.0)	147.7	445.1	175.4	132.4	167.7
ETF	181.2	93.2	109.9	192.5	78.7	136.2	110.2	265.2
Total Flows	$(28.9)	$(219.8)	$(109.1)	$(12.4)	$466.3	$198.2	$131.2	$225.4

EMEA-Morningstar Direct Market Data(1)(4)
Long Term Funds(3)	$9.7	$(79.5)	$(94.1)	$(6.2)	$47.4	$(13.2)	$(40.2)	$(72.9)
Money Market	(68.9)	(7.3)	(11.0)	185.3	26.6	13.4	47.4	98.8
ETF	45.4	16.0	(8.6)	26.5	37.7	27.1	30.5	40.0
Total Flows	$(13.8)	$(70.8)	$(113.7)	$205.6	$111.7	$27.3	$37.7	$65.9

(1) Source: Morningstar Direct. The data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database.

(2) The fourth quarter of 2023 data for North America (US domiciled) includes Morningstar actuals for October and November 2023 and Morningstar estimates for December 2023.
(3) The long-term fund flows reported by Morningstar in North America are composed of US domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. The long-term funds flows reported by Morningstar direct in EMEA are composed of the European market flows mainly in Equities, Allocation and Fixed Incomes asset classes.

(4) The fourth quarter of 2023 data for Europe is on a rolling three month basis for September 2023 through November 2023, sourced by Morningstar.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended,
	Investment Servicing				% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	4Q22	3Q23	4Q23		4Q23 vs. 4Q22	4Q23 vs. 3Q23		4Q22		3Q23	4Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23		4Q22	3Q23		4Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23	4Q22	3Q23	4Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23
Servicing fees	$1,203	$1,234	$1,212		0.7%	(1.8)%		$—		$—	$—	—%	—%		$—	$—		$—	—%	—%	$1,203	$1,234	$1,212	0.7%	(1.8)%
Management fees	—	—	—		—	—		457		479	479	4.8	—		—	—		—	—	—	457	479	479	4.8	—
Foreign exchange trading services	323	278	265		(18.0)	(4.7)		21		35	42	100.0	20.0		23	—		—	nm	—	367	313	307	(16.3)	(1.9)
Securities finance	97	98	92		(5.2)	(6.1)		6		5	5	(16.7)	—		—	—		—	—	—	103	103	97	(5.8)	(5.8)
Software and processing fees	216	188	237		9.7	26.1		—		—	—	—	—		—	—		—	—	—	216	188	237	9.7	26.1
Other fee revenue	—	41	21		—	(48.8)		18		3	12	(33.3)	nm		—	—		—	—	—	18	44	33	83.3	(25.0)
Total fee revenue	1,839	1,839	1,827		(0.7)	(0.7)		502		522	538	7.2	3.1		23	—		—	nm	—	2,364	2,361	2,365	—	0.2
Net interest income	791	620	671		(15.2)	8.2		—		4	7	nm	75.0		—	—		—	—	—	791	624	678	(14.3)	8.7
Total other income	—	—	—		—	—		—		—	—	—	—		—	(294)		—	nm	nm	—	(294)	—	—	nm
Total revenue	2,630	2,459	2,498		(5.0)	1.6		502		526	545	8.6	3.6		23	(294)		—	nm	nm	3,155	2,691	3,043	(3.5)	13.1
Provision for credit losses	10	—	20		100.0	nm		—		—	—	—	—		—	—		—	—	—	10	—	20	100.0	nm
Total expenses	1,808	1,798	1,787		(1.2)	(0.6)		345		379	414	20.0	9.2		103	3		621	nm	nm	2,256	2,180	2,822	25.1	29.4
Income before income tax expense	$812	$661	$691		(14.9)	4.5		$157		$147	$131	(16.6)	(10.9)		$(80)	$(297)		$(621)	nm	nm	$889	$511	$201	(77.4)	(60.7)
Pre-tax margin	30.9%	26.9%	27.7%		(3.2)%	0.8%	pts	31.3%		27.9%	24.0%	(7.3)%	(3.9)%	pts							28.2%	19.0%	6.6%	(21.6)%	(12.4)%	pts

	Year Ended December 31,
	Investment Servicing		% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2022	2023	YTD2023 vs. YTD2022		2022	2023		YTD2023 vs. YTD2022		2022	2023	YTD2023 vs. YTD2022	2022		2023	YTD2023 vs. YTD2022
Servicing fees	$5,087	$4,922	(3.2)%		$—	$—		nm		$—	$—	—%	$5,087		$4,922	(3.2)%
Management fees	—	—	—		1,939	1,876		(3.2)		—	—	—	1,939		1,876	(3.2)
Foreign exchange trading services	1,271	1,140	(10.3)		82	125		52.4		23	—	nm	1,376		1,265	(8.1)
Securities finance	397	402	1.3		19	24		26.3		—	—	—	416		426	2.4
Software and processing fees	789	811	2.8		—	—		—		—	—	—	789		811	2.8
Other fee revenue	46	145	nm		(47)	35		nm		—	—	—	(1)		180	nm
Total fee revenue	7,590	7,420	(2.2)		1,993	2,060		3.4		23	—	nm	9,606		9,480	(1.3)
Net interest income	2,551	2,740	7.4		(7)	19		nm		—	—	—	2,544		2,759	8.5
Total other income	(2)	—	nm		—	—		—		—	(294)	nm	(2)		(294)	nm
Total revenue	10,139	10,160	0.2		1,986	2,079		4.7		23	(294)	nm	12,148		11,945	(1.7)
Provision for loan losses	20	46	nm		—	—		—		—	—	—	20		46	nm
Total expenses	7,260	7,413	2.1		1,396	1,540		10.3		145	630	nm	8,801		9,583	8.9
Income before income tax expense	$2,859	$2,701	(5.5)		$590	$539		(8.6)		$(122)	$(924)	nm	$3,327		$2,316	(30.4)
Pre-tax margin	28.2%	26.6%	(1.6)%	pts	29.7%	25.9%		(3.8)%	pts				27.4%		19.4%	(8.0)%	pts

(1) Represents amounts that are not allocated to a specific line of business, including repositioning charges, employee costs, acquisition costs, revenue-related recoveries and certain legal accruals.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters								% Change
(Dollars in millions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23
Allowance for credit losses:
Beginning balance	$108	$107	$114	$114	$121	$162	$136	$134	17.5%	(1.5)%
Provision for credit losses (funded commitments)	—	11	3	2	21	12	1	20	nm	nm
Provision for credit losses (unfunded commitments)	—	(1)	(3)	8	(7)	(1)	(1)	—	nm	nm
Provision for credit losses (investment securities and all other)	—	—	—	—	30	(29)	—	—	—	—
Total provision	—	10	—	10	44	(18)	—	20	100.0	nm
Charge-offs	(1)	(3)	—	(3)	(3)	(8)	(2)	(4)	33.3	100.0
Ending balance(1)	$107	$114	$114	$121	$162	$136	$134	$150	24.0	11.9

Allowance for credit losses:
Loans	$86	$95	$97	$97	$115	$120	$119	$135	39.2	13.4
Investment securities	2	1	1	2	2	—	1	1	(50.0)	—
Unfunded (off-balance sheet) commitments	19	18	16	23	16	15	14	14	(39.1)	—
All other	—	—	—	(1)	29	1	—	—	nm	—
Ending balance(1)	$107	$114	$114	$121	$162	$136	$134	$150	24.0	11.9

(1) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

Quarters									% Change				Year-to-Date		% Change
(Dollars in millions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	4Q23 vs. 4Q22		4Q23 vs. 3Q23		2022	2023	YTD2023 vs. YTD2022
Fee Revenue:
Total fee revenue, GAAP-basis	$2,573	$2,370	$2,299	$2,364	$2,335	$2,419	$2,361	$2,365	—%		0.2%		$9,606	$9,480	(1.3)%
Less: Fee revenue(1)	—	—	—	(23)	—	—	—	—	nm		—		(23)	—	—
Total fee revenue, excluding notable items	$2,573	$2,370	$2,299	$2,341	$2,335	$2,419	$2,361	$2,365	1.0		0.2		$9,583	$9,480	(1.1)

Total Revenue:
Total revenue, GAAP-basis	$3,081	$2,953	$2,959	$3,155	$3,101	$3,110	$2,691	$3,043	(3.5)%		13.1%		$12,148	$11,945	(1.7)%
Less: Notable items:
Fee revenue(1)	—	—	—	(23)	—	—	—	—	nm		—		(23)	—	nm
(Gains) losses related to investment securities, net(2)	—	—	—	—	—	—	294	—	—		nm		—	294	nm
Total revenue, excluding notable items	$3,081	$2,953	$2,959	$3,132	$3,101	$3,110	$2,985	$3,043	(2.8)		1.9		$12,125	$12,239	0.9

Expenses:
Total expenses, GAAP-basis	$2,327	$2,108	$2,110	$2,256	$2,369	$2,212	$2,180	$2,822	25.1%		29.4%		$8,801	$9,583	8.9%
Less: Notable items:
Acquisition and restructuring costs(3)	(9)	(12)	(13)	(31)	—	—	—	15	nm		nm		(65)	15	nm
Repositioning charges(4)(5)	—	—	—	(70)	—	—	—	(203)	nm		nm		(70)	(203)	nm
FDIC special assessment(6)	—	—	—	—	—	—	—	(387)	nm		nm		—	(387)	nm
Other notable items(7)	—	—	—	—	—	—	—	(45)	nm		nm		—	(45)	nm
Total expenses, excluding notable items	2,318	2,096	2,097	2,155	2,369	2,212	2,180	2,202	2.2		1.0		8,666	8,963	3.4
Seasonal expenses	(208)	—	—	—	(181)	—	—	—	—		nm		(208)	(181)	(13.0)
Total expenses, excluding notable items and seasonal expenses	$2,110	$2,096	$2,097	$2,155	$2,188	$2,212	$2,180	$2,202	2.2		1.0		$8,458	$8,782	3.8

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,573	$2,370	$2,299	$2,364	$2,335	$2,419	$2,361	$2,365	—%		0.2%		$9,606	$9,480	(1.3)%
Total expenses, GAAP-basis	2,327	2,108	2,110	2,256	2,369	2,212	2,180	2,822	25.1		29.4		8,801	9,583	8.9
Fee operating leverage, GAAP-basis(8)									(25.1)%	pts	(29.2)%	pts			(10.2)%	pts

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,573	$2,370	$2,299	$2,341	$2,335	$2,419	$2,361	$2,365	1.0%		0.2%		$9,583	$9,480	(1.1)%
Total expenses, excluding notable items (as reconciled above)	2,318	2,096	2,097	2,155	2,369	2,212	2,180	2,202	2.2		1.0		8,666	8,963	3.4
Fee operating leverage, excluding notable items(9)									(1.2)%	pts	(0.8)%	pts			(4.5)%	pts

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,081	$2,953	$2,959	$3,155	$3,101	$3,110	$2,691	$3,043	(3.5)%		13.1%		$12,148	$11,945	(1.7)%
Total expenses, GAAP-basis	2,327	2,108	2,110	2,256	2,369	2,212	2,180	2,822	25.1		29.4		8,801	9,583	8.9
Operating leverage, GAAP-basis(10)									(28.6)%	pts	(16.3)%	pts			(10.6)%	pts

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,081	$2,953	$2,959	$3,132	$3,101	$3,110	$2,985	$3,043	(2.8)%		1.9%		$12,125	$12,239	0.9%
Total expenses, excluding notable items (as reconciled above)	2,318	2,096	2,097	2,155	2,369	2,212	2,180	2,202	2.2		1.0		8,666	8,963	3.4
Operating leverage, excluding notable items(11)									(5.0)%	pts	0.9%	pts			(2.5)%	pts

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters									% Change		Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)		1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23	2022	2023	YTD2023 vs. YTD2022
Income before income tax expense:
Income before income tax expense GAAP-basis	A	$754	$835	$849	$889	$688	$916	$511	$201	(77.4)%	(60.7)%	$3,327	$2,316	(30.4)%
Less: Notable items
Fee revenue(1)		—	—	—	(23)	—	—	—	—			(23)	—
(Gains) losses related to investment securities, net(2)		—	—	—	—	—	—	294	—			—	294
Acquisition and restructuring costs(3)		9	12	13	31	—	—	—	(15)			65	(15)
Repositioning charges(4)(5)		—	—	—	70	—	—	—	203			70	203
FDIC special assessment(6)		—	—	—	—	—	—	—	387			—	387
Other notable items(7)		—	—	—	—	—	—	—	45			—	45
Income before income tax expense, excluding notable items	B	$763	$847	$862	$967	$688	$916	$805	$821	(15.1)	2.0	$3,439	$3,230	(6.1)

Net Income:
Net Income GAAP-basis		$604	$747	$690	$733	$549	$763	$422	$210	(71.4)%	(50.2)%	$2,774	$1,944	(29.9)%
Less: Notable items
Fee revenue(1)		—	—	—	(23)	—	—	—	—			(23)	—
(Gains) losses related to investment securities, net(2)		—	—	—	—	—	—	294	—			—	294
Acquisition and restructuring costs(3)		9	12	13	31	—	—	—	(15)			65	(15)
Repositioning charges(4)(5)		—	—	—	70	—	—	—	203			70	203
FDIC special assessment(6)		—	—	—	—	—	—	—	387			—	387
Other notable items(7)		—	—	—	—	—	—	—	45			—	45
Tax impact of notable items		(2)	(3)	(3)	(21)	—	—	(79)	(156)			(29)	(235)
Net Income, excluding notable items		$611	$756	$700	$790	$549	$763	$637	$674	(14.7)	5.8	$2,857	$2,623	(8.2)

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis		$583	$712	$669	$696	$525	$726	$398	$172	(75.3)%	(56.8)%	$2,660	$1,821	(31.5)%
Less: Notable items
Fee revenue(1)		—	—	—	(23)	—	—	—	—			(23)	—
(Gains) losses related to investment securities, net(2)		—	—	—	—	—	—	294	—			—	294
Acquisition and restructuring costs(3)		9	12	13	31	—	—	—	(15)			65	(15)
Repositioning charges(4)(5)		—	—	—	70	—	—	—	203			70	203
FDIC special assessment(6)		—	—	—	—	—	—	—	387			—	387
Other notable items(7)		—	—	—	—	—	—	—	45			—	45
Tax impact of notable items		(2)	(3)	(3)	(21)	—	—	(79)	(156)			(29)	(235)
Net Income Available to Common Shareholders, excluding notable items		$590	$721	$679	$753	$525	$726	$613	$636	(15.5)	3.8	$2,743	$2,500	(8.9)

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis		$1.57	$1.91	$1.80	$1.91	$1.52	$2.17	$1.25	$0.55	(71.2)%	(56.0)%	$7.19	$5.58	(22.4)%
Less: Notable items
Fee revenue(1)		—	—	—	(0.05)	—	—	—	—			(0.05)	—
(Gains) losses related to investment securities, net(2)		—	—	—	—	—	—	0.68	—			—	0.66
Acquisition and restructuring costs(3)		0.02	0.03	0.02	0.07	—	—	—	(0.04)			0.13	(0.03)
Repositioning charges(4)(5)		—	—	—	0.14	—	—	—	0.50			0.14	0.47
FDIC special assessment(6)		—	—	—	—	—	—	—	0.94			—	0.89
Other notable items(7)		—	—	—	—	—	—	—	0.09			—	0.09
Diluted earnings per share, excluding notable items		$1.59	$1.94	$1.82	$2.07	$1.52	$2.17	$1.93	$2.04	(1.4)	5.7	$7.41	$7.66	3.4

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	4Q23 vs. 4Q22		4Q23 vs. 3Q23		2022	2023	YTD2023 vs. YTD2022
Pre-tax Margin:
Pre-tax margin, GAAP-basis	24.5%	28.3%	28.7%	28.2%	22.2%	29.5%	19.0%	6.6%	(21.6)%	pts	(12.4)%	pts	27.4%	19.4%	(8.0)%	pts
Less: Notable items
Fee revenue(1)	—	—	—	(0.5)	—	—	—	—					(0.1)	—
(Gains) losses related to investment securities, net(2)	—	—	—	—	—	—	8.0	—					—	2.3
Acquisition and restructuring costs(3)	0.3	0.4	0.4	1.0	—	—	—	(0.5)					0.5	(0.1)
Repositioning charges(4)(5)	—	—	—	2.2	—	—	—	6.7					0.6	1.6
FDIC special assessment(6)	—	—	—	—	—	—	—	12.7					—	3.0
Other notable items(7)	—	—	—	—	—	—	—	1.5					—	0.2
Pre-tax margin, excluding notable items	24.8%	28.7%	29.1%	30.9%	22.2%	29.5%	27.0%	27.0%	(3.9)		—		28.4%	26.4%	(2.0)

Return on Average Common Equity:
Return on average common equity, GAAP-basis	9.5%	12.1%	11.2%	11.8%	9.3%	13.0%	7.3%	3.1%	(8.7)%	pts	(4.2)%	pts	11.1%	8.2%	(2.9)%	pts
Less: Notable items
Fee revenue(1)	—	—	—	(0.4)	—	—	—	—					(0.1)	—
(Gains) losses related to investment securities, net(2)	—	—	—	—	—	—	5.4	—					—	1.3
Acquisition and restructuring costs(3)	0.2	0.1	0.2	0.5	—	—	—	(0.3)					0.3	(0.1)
Repositioning charges(4)(5)	—	—	—	1.1	—	—	—	3.7					0.3	0.9
FDIC special assessment(6)	—	—	—	—	—	—	—	7.0					—	1.7
Other notable items(7)	—	—	—	—	—	—	—	0.9					—	0.3
Tax impact of notable items	—	—	—	(0.3)	—	—	(1.5)	(2.8)					(0.1)	(1.0)
Return on average common equity, excluding notable items	9.7%	12.2%	11.4%	12.7%	9.3%	13.0%	11.2%	11.6%	(1.1)		0.4		11.5%	11.3%	(0.2)

Effective Tax Rate:
Effective tax rate, GAAP-basis	19.9%	10.5%	18.7%	17.6%	20.2%	16.7%	17.4%	(4.4)%	(22.0)%	pts	(21.8)%	pts	16.6%	16.1%	(0.5)%	pts
Less: Notable items
Fee revenue(1)	—	—	—	(0.2)	—	—	—	—					(0.1)	—
(Gains) losses related to investment securities, net(2)	—	—	—	—	—	—	3.5	—					—	0.9
Acquisition and restructuring costs(3)	0.1	0.3	0.1	0.3	—	—	—	(0.5)					0.2	—
Repositioning charges(4)(5)	—	—	—	0.6	—	—	—	7.3					0.2	0.6
FDIC special assessment(6)	—	—	—	—	—	—	—	13.9					—	1.1
Other notable items(7)	—	—	—	—	—	—	—	1.6					—	0.1
Effective tax rate, excluding notable items	20.0%	10.8%	18.8%	18.3%	20.2%	16.7%	20.9%	17.9%	(0.4)		(3.0)		16.9%	18.8%	1.9

(1) Amount in 2022 consists of a $23 million revenue-related recovery related to settlement proceeds from a 2018 foreign exchange benchmark litigation resolution, which is reflected in foreign exchange trading services revenue.

(2) Loss on the sale of investment securities of $294 million related to the repositioning of certain investment securities.
(3) Acquisition and restructuring costs related to the BBH Investor Services acquisition transaction that State Street is no longer pursuing.
(4) Amount in 2023 includes $182 million of compensation and benefits expenses related to workforce rationalization, and $21 million of occupancy charges related to real estate footprint optimization.
(5) Amount in 2022 includes $50 million of compensation and benefits expenses primarily related to streamlining the Investment Services organization, and $20 million of occupancy charges related to real estate footprint optimization.

(6) FDIC special assessment of $387 million, reflected in other expenses.
(7) Charges of $41 million in information systems and communications and $4 million, net, in other expenses, primarily associated with operating model changes.
(8) Calculated as the period-over-period change in total fee revenue less the period-over-period change in total expenses.
(9) Calculated as the period-over-period change in total fee revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
(10) Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses.
(11) Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2019	2020	2021	2022	2023
Total revenue:
Total revenue, GAAP-basis	$11,756	$11,703	$12,027	$12,148	$11,945
Less: Fees revenue	—	—	—	(23)	—
Less: Total other income	(44)	—	(111)	—	—
Add: (Gains) losses related to investment securities, net	—	—	—	—	294
Total revenue, excluding notable items	11,712	11,703	11,916	12,125	12,239

Provision for credit losses	10	88	(33)	20	46
Total expenses:
Total expenses, GAAP-basis	9,034	8,716	8,889	8,801	9,583
Less: Notable expense items:
Acquisition and restructuring costs	(77)	(50)	(65)	(65)	15
Deferred incentive compensation expense acceleration	—	—	(147)	—	—
Legal and other	(172)	9	(18)	—	—
Repositioning (charges) / release	(110)	(133)	3	(70)	(203)
FDIC special assessment	—	—	—	—	(387)
Other notable items	—	—	—	—	(45)
Total expenses, excluding notable items	8,675	8,542	8,662	8,666	8,963
Income before income tax expense, excluding notable items	$3,027	$3,073	$3,287	$3,439	$3,230

Income before income tax expense, GAAP-basis	$2,712	$2,899	$3,171	$3,327	$2,316

Pre-tax margin, excluding notable items	25.8%	26.3%	27.6%	28.4%	26.4%
Pre-tax margin, GAAP-basis	23.1	24.8	26.4	27.4	19.4

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis QTD Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	4Q22	3Q23	4Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23	4Q23 vs. 4Q22	4Q23 vs. 3Q23
GAAP-Basis Results:
Fee revenue:
Back office servicing fees	$1,115	$1,138	$1,128	$11	$(4)	$1,117	$1,132	0.2%	(0.5)%
Middle office services	88	96	84	1	—	83	84	(5.7)	(12.5)
Servicing fees	1,203	1,234	1,212	12	(4)	1,200	1,216	(0.2)	(1.5)
Management fees	457	479	479	3	(1)	476	480	4.2	0.2
Foreign exchange trading services	367	313	307	—	—	307	307	(16.3)	(1.9)
Securities finance	103	103	97	—	—	97	97	(5.8)	(5.8)
Front office software and data	159	130	179	1	—	178	179	11.9	37.7
Lending related and other fees	57	58	58	—	—	58	58	1.8	—
Software and processing fees	216	188	237	1	—	236	237	9.3	26.1
Other fee revenue	18	44	33	—	—	33	33	nm	(25.0)
Total fee revenue	2,364	2,361	2,365	16	(5)	2,349	2,370	(0.6)	0.4
Net interest income	791	624	678	13	(4)	665	682	(15.9)	9.3
Total other income	—	(294)	—	—	—	—	—	nm	nm
Total revenue	$3,155	$2,691	$3,043	$29	$(9)	$3,014	$3,052	(4.5)	13.4
Expenses:
Compensation and employee benefits	$1,108	$1,082	$1,247	$16	$—	$1,231	$1,247	11.1	15.2
Information systems and communications	416	411	473	1	—	472	473	13.5	15.1
Transaction processing services	240	241	242	2	(1)	240	243	—	0.8
Occupancy	106	101	128	3	—	125	128	17.9	26.7
Acquisition and restructuring costs	31	—	(15)	—	—	(15)	(15)	nm	nm
Amortization of other intangible assets	59	60	59	1	—	58	59	(1.7)	(1.7)
Other	296	285	688	3	—	685	688	nm	nm
Total expenses	$2,256	$2,180	$2,822	$26	$(1)	$2,796	$2,823	23.9	29.5

Total expenses, excluding notable items - Non-GAAP	$2,155	$2,180	$2,202	$26	$(1)	$2,176	$2,203	1.0	1.1
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	1,097	1,098	1,137	10	(1)	1,127	1,138	2.7	3.6

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2022	2023	YTD2023 vs.YTD2022	2023	YTD2023 vs. YTD2022
GAAP-Basis Results:
Fee revenue:
Back office servicing fees	$4,714	$4,561	$10	$4,551	(3.5)%
Middle office services	373	361	1	360	(3.5)
Servicing fees	5,087	4,922	11	4,911	(3.5)
Management fees	1,939	1,876	3	1,873	(3.4)
Foreign exchange trading services	1,376	1,265	—	1,265	(8.1)
Securities finance	416	426	(1)	427	2.6
Front office software and data	550	580	1	579	5.3
Lending related and other fees	239	231	—	231	(3.3)
Software and processing fees	789	811	1	810	2.7
Other fee revenue	(1)	180	—	180	nm
Total fee revenue	9,606	9,480	14	9,466	(1.5)
Net interest income	2,544	2,759	20	2,739	7.7
Total other income	(2)	(294)	—	(294)	nm
Total revenue	$12,148	$11,945	$34	$11,911	(2.0)
Expenses:
Compensation and employee benefits	$4,428	$4,744	$(1)	$4,745	7.2
Information systems and communications	1,630	1,703	—	1,703	4.5
Transaction processing services	971	957	1	956	(1.5)
Occupancy	394	426	2	424	7.6
Acquisition and restructuring costs	65	(15)	—	(15)	nm
Amortization of other intangible assets	238	239	1	238	—
Other	1,075	1,529	4	1,525	41.9
Total expenses	$8,801	$9,583	$7	$9,576	8.8

Total expenses, excluding notable items - Non-GAAP	$8,666	$8,963	$7	$8,956	3.3
Total non-compensation expenses, excluding notable items - Non-GAAP(1)	4,288	4,401	8	4,393	2.4

(1) Total non-compensation expenses, excluding notable items is comprised of total expenses, excluding notable items - Non-GAAP, less compensation and employee benefits, excluding notable items. Compensation and benefits, excluding notable items were $1,065 million in the fourth quarter of 2023, $1,082 million in the third quarter of 2023 and $1,058 million in the fourth quarter of 2022.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF TANGIBLE BOOK VALUE PER SHARE AND RETURN ON TANGIBLE COMMON EQUITY

The tangible book value per common share (TBVPS) and return on tangible common equity (ROTCE) are ratios that management believes provides context about State Street's use of equity. The TBVPS ratio is calculated by dividing the period end tangible common equity by total common shares outstanding. The ROTCE ratio is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity. Period end and average tangible common equity reflected in the TBVPS and ROTCE ratios, are both non-GAAP measures which reduce period end and average common shareholders' equity, by period end and average goodwill and other intangible assets, net of related deferred taxes. Since there is no authoritative requirement to calculate the TBVPS and ROTCE ratios, our TBVPS and ROTCE ratios are not necessarily comparable to similar measures disclosed or used by other companies in the financial services industry. TBVPS and ROTCE are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of these ratios are provided within the Reconciliations of Tangible Book Value per Share and Return on Tangible Common Equity within this addendum.

	Quarters
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23
Tangible common equity - period end:
Total shareholders' equity	$26,224	$25,767	$25,648	$25,191	$24,750	$24,204	$23,621	$23,799
Less:
Preferred stock	1,976	1,976	1,976	1,976	1,976	1,976	1,976	1,976
Common shareholders' equity	24,248	23,791	23,672	23,215	22,774	22,228	21,645	21,823
Less:
Goodwill	7,582	7,465	7,351	7,495	7,530	7,544	7,487	7,611
Other intangible assets	1,744	1,654	1,568	1,544	1,493	1,435	1,363	1,320
Plus related deferred tax liabilities	497	491	486	493	496	499	497	461
Tangible common shareholders' equity - Non-GAAP	$15,419	$15,163	$15,239	$14,669	$14,247	$13,748	$13,292	$13,353

Tangible common equity - average:
Average common shareholders' equity	$24,791	$23,687	$23,699	$23,479	$22,875	$22,409	$21,750	$21,783
Less:
Average goodwill	7,599	7,501	7,405	7,422	7,505	7,536	7,540	7,561
Average other intangible assets	1,782	1,693	1,607	1,553	1,516	1,462	1,402	1,336
Plus related deferred tax liabilities	499	494	488	490	495	497	498	479
Average tangible common shareholders' equity - Non-GAAP	$15,909	$14,987	$15,175	$14,994	$14,349	$13,908	$13,306	$13,365

Net income available to common shareholders	$583	$712	$669	$696	$525	$726	$398	$172
Total common shares outstanding - period end (in thousands)	367,115	367,619	367,968	349,024	336,461	322,101	308,584	301,944

Return on tangible common equity - Non-GAAP	14.7%	17.3%	17.3%	17.7%	14.6%	18.0%	16.5%	13.6%
Book value per common share	$66.05	$64.72	$64.33	$66.51	$67.69	$69.01	$70.14	$72.27
Tangible book value per common share - Non-GAAP	42.00	41.25	41.41	42.03	42.34	42.68	43.07	44.22

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

		Basel III Advanced Approaches(1)								Basel III Standardized Approach(2)
(Dollars in millions)		1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23
Ratios and Supporting Calculations:
Common equity tier 1 capital	A	$15,026	$14,882	$15,126	$14,547	$14,029	$13,496	$13,004	$12,971	$15,026	$14,882	$15,126	$14,547	$14,029	$13,496	$13,004	$12,971
Total risk-weighted assets	B	114,969	110,447	107,771	105,359	108,296	106,521	106,846	107,453	126,725	115,404	114,682	107,227	115,582	114,022	118,008	111,703
Common equity tier 1 risk-based capital ratio	A/B	13.1%	13.5%	14.0%	13.8%	13.0%	12.7%	12.2%	12.1%	11.9%	12.9%	13.2%	13.6%	12.1%	11.8%	11.0%	11.6%

Tier 1 capital	C	$17,002	$16,858	$17,102	$16,523	$16,005	$15,472	$14,980	$14,947	$17,002	$16,858	$17,102	$16,523	$16,005	$15,472	$14,980	$14,947
Tier 1 risk-based capital ratio	C/B	14.8%	15.3%	15.9%	15.7%	14.8%	14.5%	14.0%	13.9%	13.4%	14.6%	14.9%	15.4%	13.8%	13.6%	12.7%	13.4%

Total capital	D	$18,588	$18,239	$18,482	$17,899	$17,374	$16,854	$16,357	$16,817	$18,693	$18,352	$18,594	$18,019	$17,535	$16,982	$16,488	$16,967
Total risk-based capital ratio	D/B	16.2%	16.5%	17.1%	17.0%	16.0%	15.8%	15.3%	15.7%	14.8%	15.9%	16.2%	16.8%	15.2%	14.9%	14.0%	15.2%

Tier 1 capital	E	$17,002	$16,858	$17,102	$16,523	$16,005	$15,472	$14,980	$14,947	$17,002	$16,858	$17,102	$16,523	$16,005	$15,472	$14,980	$14,947
Leverage exposure(3)	F	285,788	282,526	266,622	275,678	268,747	266,240	259,086	269,807	285,788	282,526	266,622	275,678	268,747	266,240	259,086	269,807
Tier 1 leverage ratio	E/F	5.9%	6.0%	6.4%	6.0%	6.0%	5.8%	5.8%	5.5%	5.9%	6.0%	6.4%	6.0%	6.0%	5.8%	5.8%	5.5%

On-and off-balance sheet leverage exposure		$264,616	$263,538	$250,070	$246,017	$244,049	$249,353	$246,948	$248,371	$264,616	$263,538	$250,070	$246,017	$244,049	$249,353	$246,948	$248,371
Less: regulatory deductions		(9,222)	(8,909)	(8,546)	(8,668)	(8,745)	(8,732)	(8,641)	(8,852)	(9,222)	(8,909)	(8,546)	(8,668)	(8,745)	(8,732)	(8,641)	(8,852)
Total leverage exposure for SLR	G	255,394	254,629	241,524	237,349	235,304	240,621	238,307	239,519	255,394	254,629	241,524	237,349	235,304	240,621	238,307	239,519
Supplementary leverage ratio(4)	E/G	6.7%	6.6%	7.1%	7.0%	6.8%	6.4%	6.3%	6.2%	6.7%	6.6%	7.1%	7.0%	6.8%	6.4%	6.3%	6.2%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of December 31, 2023 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of December 31, 2023 are estimates.

(3) Leverage exposure is equal to average consolidated total assets less applicable Tier 1 capital deductions.
(4) We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.